UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 23, 2025

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington		0-11559	91-0849125
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road	Spokane Valley,	Washington	99216
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KTCC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Annual Meeting of Shareholders of Key Tronic Corporation (the “Company”) was held on October 23, 2025 at which shareholders voted on proposals as follows:

		For	Votes Withheld	Broker Non-Votes
Proposal 1:	Election of Directors
	James R. Bean	4,036,092	1,651,414	2,101,544
	Cheryl Beranek	5,014,299	673,207	2,101,544
	Craig D. Gates	4,092,839	1,594,667	2,101,544
	Ronald F. Klawitter	4,083,650	1,603,856	2,101,544
	Subodh K. Kulkarni	4,110,586	1,576,920	2,101,544
	Brett R. Larsen	5,297,478	390,028	2,101,544
	Yacov A. Shamash	4,087,829	1,599,677	2,101,544

		For	Against	Abstain	Broker Non-Votes
Proposal 2:	Advisory vote to approve the compensation of the Company's named executive officers as disclosed in "Executive Compensation" in the Proxy Statement	3,989,198	1,650,517	47,791	2,101,544

		For	Against	Abstain
Proposal 3:	Ratification of the appointment of Baker Tilly US LLP as independent registered public accounting firm for fiscal year 2026	7,251,291	523,797	13,962

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: October 24, 2025

	By:	/s/ Anthony G. Voorhees
Anthony G. Voorhees, Executive Vice President of Administration, CFO and Treasurer
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